UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 14, 2006
Stellar Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)
Ontario	0-31198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
544 Egerton Street - London, ON N5W 3Z8
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  (519) 434-1540

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 14
, 2006
,
Stellar
Pharmaceuticals Inc. (the "Company") issued a press release announcing that Watson Pharmaceuticals, Inc., has acquired the exclusive development and commercialization rights for Uracyst, Stellar’s novel agent for the treatment of interstitial cystitis.

The information contained in this Current Report under Item 8.01, is included herein under exhibit 99.1

Exhibits
EX-99.1	STELLAR SIGNS LICENCE AND SUPPLY AGREEMENTS WITH WATSON

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellar Pharmaceuticals Inc.
Date: December 19, 2006	By:	/s/ Janice Clarke
Janice Clarke Chief Financial Officer